FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 13, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 13, 2004, the Registrant issued
a news release entitled "Checkers(R)/Rally's(R)
Honored at the 2004 American Business Awards(SM)
Company receives Stevie(TM) Award for Best Human
Resources Executive; also named finalist in four categories", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  May 13, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated May 13, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Lisa Tristano
		MARC Public Relations
		412-562-1189
		ltristano@marcusa.com

Checkers(R)/Rally's(R) Honored at the 2004
American Business Awards(SM) Company receives
Stevie(TM) Award for Best Human Resources
Executive; also named finalist in four
categories

NEW YORK - May 13, 2004 - Checkers Drive-In
Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain, was awarded a 2004 Stevie(TM) Award for Best Human Resources
Executive on May 10 at the American Business
Awards(SM) in New York City. Checkers(R)/Rally's(R) was also named finalist in four categories, including Best Overall Company, Best Marketing
Executive, Best Marketing Organization, and
Best TV Ad Campaign.

The American Business Awards are the first national, all-encompassing business awards program honoring great performances in the workplace.

"We know that the key to our performance is our people, especially our crews and managers at our restaurants who deliver fast, friendly service to our customers every day," said Keith
E. Sirois, President and CEO, Checkers Drive-In
Restaurants, Inc. "So, we make investments in their development as successful employees and as effective leaders, and we reward our top-performers with exciting incentives. I am very proud that our efforts have been recognized by the American Business Awards, and I'd like to congratulate Steve Cohen, our Senior Vice
President of HR, for his leadership and
dedication to our training and incentive programs."

In addition to the Stevie Award, Checkers/Rally's
HR program was awarded Nation's Restaurant News'
People and Performance Award (PAPA) last year.

"I owe the success of our HR initiatives to our management teams, restaurant crews and corporate employees at Checkers and Rally's," said Steven M.
Cohen, Senior Vice President of Human Resources,
Checkers Drive-In Restaurants, Inc. "They have helped us develop a winning organization that thrives on excellence, guest satisfaction and success. We couldn't have accomplished what we have without them."

Cohen implemented hiring and employee recognition programs that have positioned Checkers/Rally's as one of the best places to work. Checkers/Rally's national incentive programs support both Company and franchise growth by motivating its employees to succeed. The programs offer out-of-this-world rewards for outstanding performance, including cars, cruises and consumer electronics.

Checkers/Rally's "Hire the Best" program, which helps train managers to hire the best possible candidate for every position, addressed the problem of high turnover rates. This grassroots recruiting method ensures that each employee is a good fit for Checkers/Rally's.

As a result, turnover rates in the past few years have dropped considerably in all levels of employment at Checkers/Rally's. Moreover, 85 percent of all promotions now come from within the Company.

Checkers Drive-In Restaurants, Inc.
Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces,
owns, operates and franchises quick service double drive- thru restaurants.

About The Stevie Awards

Honoring companies of all types and sizes and the people behind them, the Stevies recognize outstanding leadership, innovation, perseverance, creativity, teamwork, and integrity through more than 40 categories.
The program is overseen by a Board of
Distinguished Judges & Advisors, which
includes leading business executives,
authors, and academics.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities
Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of
1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange
Commission.